UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	January 10, 2012

              THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)

           (414) 905-1000
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On January 10, 2012, the Board of Directors of The Marcus Corporation (the “Company”) voted to elect Brian Jay Stark as a new, independent director to fill a vacancy created by the Board’s action on that same date to increase the number of directors of the Company from ten to eleven.  The initial term as director for Mr. Stark will expire at the Company’s 2012 annual meeting of shareholders.  At the time of his election, Mr. Stark was not initially appointed to any committee of the Board of Directors.

On January 10, 2012, in connection with his election to the Board of Directors, the Company awarded options to purchase 1,000 shares of the Company’s common stock at a price of $12.89 per share and 500 shares of restricted stock to Mr. Stark.  The stock option and restricted stock awards were each made under The Marcus Corporation Non-Employee Director Compensation Plan.  The options awarded to Mr. Stark have a term of ten years and became fully vested and exercisable immediately after grant.  The shares of restricted stock awarded to Mr. Stark vest at the earlier of (a) 100% upon Mr. Stark’s normal retirement from the Board of Directors or (b) 50% upon the third anniversary of the grant date if Mr. Stark is then still serving as a director and the remaining 50% upon the fifth anniversary of the grant date if Mr. Stark is then still serving as a director.  In addition, the Company paid to Mr. Stark a prorated portion of the annual retainer paid to non-employee directors of the Company based on his January 10, 2012 election date.

Item 8.01.	Other Events.

On January 10, 2012, the Company issued a press release announcing the Board of Directors’ election of Mr. Stark as a new director of the Company.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of The Marcus Corporation, dated January 10, 2012, regarding its election of a new director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: January 10, 2012	By	/s/ Thomas F. Kissinger
Thomas F. Kissinger
Vice President, General Counsel and Secretary

3

THE MARCUS CORPORATION
Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99.1)	Press Release of The Marcus Corporation, dated January 10, 2012, regarding its election of a new director.

4